Exhibit 99.1

WHITESTONE REIT ADOPTS SHORT-TERM SHAREHOLDER RIGHTS PLAN

HOUSTON, May 15, 2020 (GLOBE NEWSWIRE) -- Whitestone REIT (NYSE: WSR) (“Whitestone” or the “Company”) announced today that its Board of Trustees (the “Board”) has approved a short-term shareholder rights plan (the “Plan”) to protect the long-term interests of the Company and its shareholders. The Board has adopted the Plan at this time due to the substantial volatility in the market generally, and in trading of the Company’s common shares of beneficial interest (the “Common Shares”), that has resulted from the ongoing COVID-19 pandemic.

The adoption of the Plan by the Board is intended to allow the Company to realize the long-term value of the Company’s assets by protecting the Company from actions of third parties that the Board determines are not in the best interest of the Company and its shareholders. Given the current unprecedented environment caused by the COVID-19 pandemic, as well as the importance of maintaining focus on the strength of the Company’s business, the Board believes that adopting the Plan is in the best interests of the Company and its shareholders and will contribute to the preservation of the Company’s long-term value for its shareholders.

The Plan is similar to plans adopted by other public companies, and is intended to promote the fair and equal treatment of all shareholders by guarding against opportunistic efforts to capitalize on recent macroeconomic conditions, including open market accumulations or other tactics, aimed at gaining control of the Company without paying an appropriate control premium to deliver sufficient value for all Company shareholders. Similar to plans adopted recently by other public companies, the Plan is designed to reduce the likelihood that any person or group would gain control of the Company through open market accumulation of shares by imposing significant penalties upon any person or group that acquires 5% or more of the outstanding Common Shares (20% or more with respect to certain passive institutional investors). The Plan is not intended to prevent or interfere with any action that the Board determines to be in the best interest of the Company and is designed to position the Board to fulfill its duties on behalf of all shareholders by ensuring that the Board has sufficient time to make informed judgments about any takeover attempts and to encourage anyone seeking to gain a controlling interest in the Company to negotiate prior to attempting a takeover. The Plan has not been adopted in response to any specific takeover bid or other proposal to acquire control of the Company.

By the terms of the Plan, the rights will initially trade with the Common Shares and will generally only become exercisable on the 10th business day after a person or entity has become the owner of 5% or more of the Common Shares (20% or more with respect to certain passive institutional investors) or the commencement of a tender or exchange offer which would result in any person becoming an owner of 5% or more of the Common Shares.

The Plan will expire on the earliest of (i) the close of business on May 13, 2021, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the closing of any merger or other acquisition transaction involving the Company that has been approved by the Board, at which time the Rights are terminated, and (iv) the time at which the Rights are exchanged pursuant to the Rights Agreement.

Additional details regarding the Plan are contained in a Current Report on Form 8-K filed by the Company on May 15, 2020 with the U.S. Securities and Exchange Commission (“SEC”). The filing will be available on the SEC’s website at www.sec.gov and in the Investor Relations section of the Company’s website at www.whitestonereit.com.

About Whitestone REIT

Whitestone is a community-centered retail REIT that acquires, owns, manages, develops and redevelops high quality "e-commerce resistant" neighborhood, community and lifestyle retail centers principally located in the largest, fastest-growing and most affluent markets in the Sunbelt. Whitestone’s optimal mix of national, regional and local tenants provides daily necessities, needed services and entertainment to the communities in which they are located. Whitestone's properties are primarily located in business-friendly Phoenix, Austin, Dallas-Fort Worth, Houston and San Antonio, which are among the fastest growing U.S. population centers with highly educated workforces, high household incomes and strong job growth. For additional information, visit www.whitestonereit.com.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such information is subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements include statements about our earnings guidance, future liquidity, performance growth and expectations and other matters and can generally be identified by the Company’s use of forward-looking terminology, such as “may,” “will,” “plan,” “expect,” “intend,” “anticipate,” “believe,” “continue,” “goals” or similar words or phrases that are predictions of future events or trends and which do not relate solely to historical matters.

The following are additional factors that could cause the Company's actual results and its expectations to differ materially from those described in the Company's forward-looking statements: uncertainties related to the COVID-19 pandemic, including the unknown duration and economic, operational and financial impacts of the COVID-19 pandemic and the actions taken or contemplated by U.S. and local governmental authorities or others in response to the pandemic on the Company’s business, employees and tenants, including, among others, (a) changes in tenant demand for the Company’s properties, (b) financial challenges confronting major tenants, including as a result of decreased customers’ willingness to frequent, and mandated stay in place orders that have prevented customers from frequenting, some of Company’s tenants’ businesses and the impact of these issues on the Company’s ability to collect rent from its tenants; (c) operational changes implemented by the Company, including remote working arrangements, which may put increased strain on IT systems and create increased vulnerability to cybersecurity incidents, (d) significant reduction in the Company’s liquidity due to the lack of further availability under its revolving credit facility and limited ability to access the capital markets and other sources of financing on attractive terms or at all, and (e) prolonged measures to contain the spread of COVID-19 or the premature easing of government-imposed restrictions implemented to contain the spread of COVID-19; the imposition of federal income taxes if we fail to qualify as a real estate investment trust (“REIT”) in any taxable year or forego an opportunity to ensure REIT status; the Company's ability to meet its long-term goals, its assumptions regarding its earnings guidance, including its ability to execute effectively its acquisition and disposition strategy, to continue to execute its development pipeline on schedule and at the expected costs, and its ability to grow its NOI as expected, which could be impacted by a number of factors, including, among other things, its ability to continue to renew leases or re-let space on attractive terms and to otherwise address its leasing rollover; its ability to successfully identify, finance and consummate suitable acquisitions, and the impact of such acquisitions, including financing developments, capitalization rates and internal rates of return; the Company’s ability to reduce or otherwise effectively manage its general and administrative expenses; the Company’s ability to fund from cash flows or otherwise distributions to its shareholders at current rates or at all; current adverse market and economic conditions; lease terminations or lease defaults; the impact of competition on the Company's efforts to renew existing leases; changes in the economies and other conditions of the specific markets in which the Company operates; economic, legislative and regulatory changes, including changes to laws governing REITs and the impact of the legislation commonly known as the Tax Cuts and Jobs Act; the success of the Company's real estate strategies and investment objectives; the Company's ability to continue to qualify as a REIT under the Internal Revenue Code of 1986, as amended; and other factors detailed in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the Securities and Exchange Commission from time to time.
Contact Whitestone REIT:
Kevin Reed
Director of Investor Relations
(713) 435-2219
ir@whitestonereit.com